UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 21, 2019

THERAVANCE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-36033	98-1226628
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(Address of principal executive offices) (Zip Code)

(650) 808-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2019, Theravance Biopharma Ireland Limited, an Irish company limited by shares (“Theravance Biopharma”) and wholly-owned subsidiary of Theravance Biopharma, Inc. (the “Company”) entered into a License Agreement (the “License Agreement”) with Pfizer Inc. (“Pfizer”). Under the License Agreement, Theravance Biopharma provides Pfizer with a global license for Theravance Biopharma’s preclinical program for skin-targeted, locally-acting pan-Janus kinase (JAK) inhibitors that can be rapidly metabolized. Under the License Agreement, Pfizer will have an exclusive license to develop, manufacture and commercialize certain Company compounds for all uses other than gastrointestinal, ophthalmic and respiratory applications. The License Agreement provides that Theravance Biopharma will receive an upfront cash payment of $10 million and will be eligible to receive up to an additional $240 million in development and sales milestone payments from Pfizer. In addition, Theravance Biopharma will be eligible to receive a tiered marginal royalty on worldwide net sales of any potential products under the license at percentage royalty rates ranging from mid single-digits to low double-digits.

The foregoing is a summary of the terms of the License Agreement and is qualified in its entirety by reference to the License Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2019.

ITEM 8.01.	OTHER EVENTS.

On December 23, 2019, the Company issued a press release announcing the License Agreement with Pfizer. A copy of the Company’s press release is attached hereto as exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated December 23, 2019 titled, “Pfizer and Theravance Biopharma Enter Global License Agreement for Skin-Targeted, Locally-Acting Pan-Janus Kinase (JAK) Inhibitor Program”

104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theravance Biopharma, Inc.

By:	/s/ Andrew Hindman
Andrew Hindman Senior Vice President and Chief Financial Officer

Date: December 26, 2019